Exhibit 10.6

Schultze Special Purpose Acquisition Corp.

800 Westchester Avenue, Suite 632

Rye Brook, NY 10573

December 10, 2018

Schultze Special Purpose Acquisition Sponsor, LLC

800 Westchester Avenue, Suite 632

Rye Brook, NY 10573

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the date of our final prospectus (the “Effective Date”) prepared in connection with the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Schultze Special Purpose Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Schultze Special Purpose Acquisition Sponsor, LLC (the “Sponsor”) shall make available to the Company certain office space and administrative and support services as may be required by the Company from time to time, situated at 800 Westchester Avenue, Suite 632, Rye Brook, NY 10573 (or any successor location). In exchange therefor, the Company shall pay the Sponsor an aggregate of up to $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. The Sponsor hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in the trust account (the “Trust Account”) that may be established upon the consummation of the IPO as a result of this letter agreement (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, this letter agreement and will not seek recourse against the Trust Account for any reason whatsoever.

Very truly yours,

Schultze Special Purpose Acquisition Corp.

By:	/s/ George J. Schultze
	Name:	George J. Schultze
	Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

Schultze Special Purpose Acquisition SPONSOR, LLC

By:	Schultze Asset Management, LP
By:	Schultze Asset Management GP, LLC

By:	/s/ George J. Schultze
	Name:	George J. Schultze
	Title:	Managing Member